EXHIBIT 24

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Texas Petrochemicals Corporation, a Texas corporation (the "Company"), hereby constitutes and appoints B. W. Waycaster and Claude E. Manning, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-4 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this ____ day of August, 1996.




                                William A. McMinn

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Texas Petrochemicals Corporation, a Texas corporation (the "Company"), hereby constitutes and appoints B. W. Waycaster and Claude E. Manning, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-4 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this ____ day of August, 1996.




                                 Gordon A. Cain

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Texas Petrochemicals Corporation, a Texas corporation (the "Company"), hereby constitutes and appoints B. W. Waycaster and Claude E. Manning, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-4 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this ____ day of August, 1996.




                                 James J. Collis

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Texas Petrochemicals Corporation, a Texas corporation (the "Company"), hereby constitutes and appoints B. W. Waycaster and Claude E. Manning, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-4 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this ____ day of August, 1996.




                                 William B. Huff


                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Texas Petrochemicals Corporation, a Texas corporation (the "Company"), hereby constitutes and appoints B. W. Waycaster and Claude E. Manning, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-4 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this ____ day of August, 1996.




                                 John T. Shelton

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Texas Petrochemicals Corporation, a Texas corporation (the "Company"), hereby constitutes and appoints B. W. Waycaster and Claude E. Manning, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-4 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this ____ day of August, 1996.




                                 Susan O. Rheney